Refinancing	3 Months Ended
Mar. 31, 2016
Refinancing [Abstract]
Refinancing
3.              Refinancing

During the first quarter of 2016, Ardmore completed a refinancing of substantially all of its outstanding debt by entering into three new credit facilities providing for an aggregate principal amount of up to $428 million.  The first facility consists of $213 million of debt from ABN and DVB, including an incremental commitment of $20 million to fund future acquisitions.

The second facility consists of $151 million of debt from Nordea and SEB.

The third facility consists of $64 million of debt from CACIB, comprising of $39 million to refinance two existing vessels, plus a $25 million commitment for additional financing.

The covenants and other conditions in the new facilities are consistent with those of the Company's prior credit facilities.